UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2019
FORUM ENERGY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35504	61-1488595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
10344 Sam Houston Park Drive, Suite 300
Houston, Texas 77064
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (281) 949-2500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	FET	New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2019 Annual Meeting was held on May 14, 2019. Matters voted on at the 2019 Annual Meeting and the results thereof were as follows:

1.
Election of Directors. The following individuals were elected as Class I directors to the Company's Board of Directors for a term of three years, each to serve until the annual meeting of stockholders in 2022 or until their successors are duly elected and qualified:

Nominee	For	Withheld	Broker Non-Votes
C. Christopher Gaut	87,084,681	992,288	14,727,914
David C. Baldwin	76,301,033	11,775,936	14,727,914
Louis A. Raspino	87,659,176	417,793	14,727,914

2.	Approval of Executive Compensation. Stockholders approved, on an advisory basis, the compensation of the Company’s name executive officers:
Votes Cast
For	81,023,583
Against	4,747,943
Abstentions	2,305,443
Broker Non-Votes	14,727,914

3.	Approval of Company’s Amended and Restated 2016 Stock and Incentive Plan. Stockholders approved the Company’s Amended and Restated 2016 Stock and Incentive Plan:
Votes Cast
For	82,655,841
Against	3,126,451
Abstentions	2,294,677
Broker Non-Votes	14,727,914

4.
Frequency of Non-Binding Vote on Executive Compensation. The proposal on the frequency with which the Company will hold an advisory vote on the compensation of its named executive officers, or “say-on-pay” votes, received the following votes:

Votes Cast
1 Year	62,791,901
2 Years	137,643
3 Years	5,556,480
Abstentions	19,590,945
Broker Non-Votes	14,727,914
In accordance with the results of this advisory vote, the Company intends to hold future advisory votes on the compensation of its named executive officers, or “say-on-pay” votes, annually until it holds an advisory vote on the frequency of say-on-pay votes as required under SEC rules.

5.	Ratification of Auditors. Stockholders ratified the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for 2019:
Votes Cast
For	100,421,642
Against	23,493
Abstentions	2,359,748
Broker Non-Votes	0

Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits

Exhibit Number	Description
10.1	Forum Energy Technologies, Inc. Amended and Restated 2016 Stock and Incentive Plan (incorporated by reference to Appendix B to the Registrant’s Proxy Statement on Schedule 14A filed on April 2, 2019).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2019	FORUM ENERGY TECHNOLOGIES, INC.
/s/ John C. Ivascu
John C. Ivascu
Senior Vice President, General Counsel and Secretary